SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               October 14, 1998



                           WERNER ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


     NEBRASKA                         0-14690                47-0648386
(State or other jurisdiction of    (Commission File       (IRS Employer
incorporation or organization)         Number)        Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA               68145                       (402)895-6640
(Address of principal      (Zip Code)    (Registrant's telephone number)
   executive offices)

ITEM 5.   OTHER EVENTS.

     On October 14, 1998, the registrant issued a news release announcing its operating revenues and earnings for the third quarter ended September 30, 1998. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99.1   News release issued by the registrant on October 14, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WERNER ENTERPRISES, INC.


Date:      October 19, 1998                  By:/s/ John J. Steele
                                                John J. Steele
                                                Vice President, Treasurer and
                                                Chief Financial Officer


Date:      October 19, 1998                  By:/s/ James L. Johnson
                                                James L. Johnson
                                                Corporate Secretary
                                                and Controller